NATIONSBANC MONTGOMERY SECURITIES LLC
EQCC 1999-1
PRICE TO YIELD TABLE @ CONSTANT CPR



BOND CLASS: A-1F

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                                 0% CPR        5% CPR        10% CPR        15% CPR       20% CPR        25% CPR       30% CPR
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        Yield @ 100              5.8448        5.7970         5.7286        5.6588         5.5879        5.5149        5.4394
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WAL                               8.43          3.78           2.07          1.41           1.07          0.86          0.71
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MOD DUR                           6.32          3.19           1.86          1.31           1.01          0.81          0.68
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FIRSTPRINPAY                    4/20/99        4/20/99       4/20/99        4/20/99       4/20/99        4/20/99       4/20/99
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MATURITY                        8/20/10        2/20/08       9/20/03        3/20/02       6/20/01       12/20/00       8/20/00
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PRIN WINDOW                       137            107            54            36             27            21            17
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BOND CLASS: A-6F

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                                 0% CPR        5% CPR        10% CPR        15% CPR       20% CPR        25% CPR       30% CPR
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        Yield @ 100              6.3024        6.2979         6.2940        6.2904         6.2875        6.2852        6.2834
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WAL                               9.68          8.63           7.85          7.26           6.82          6.52          6.32
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MOD DUR                           7.04          6.43           5.97          5.61           5.34          5.15          5.01
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FIRSTPRINPAY                    4/20/02        4/20/02       4/20/02        4/20/02       4/20/02        4/20/02       4/20/02
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MATURITY                        8/20/09        8/20/09       8/20/09        8/20/09       8/20/09        8/20/09       8/20/09
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PRIN WINDOW                        89            89             89            89             89            89            89
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSBANC MONTGOMERY SECURITIES LLC
EQCC 1999-1
PRICE TO YIELD TABLE

BOND CLASS: A-3F

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         SCENARIO DESCRIPTION - COLLATERAL GROUP #1
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                                  15% CPR        20% CPR         24% CPR        30% CPR         35% CPR        40% CPR
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Prepay Type                         CPR            CPR             CPR            CPR             CPR            CPR
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Prepay Rate                          15             20             24              30             35              40
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            PRICE                 15% CPR        20% CPR         24% CPR        30% CPR         35% CPR        40% CPR
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            92.50                  7.5907         8.1342         8.5553          9.2181         9.7764         10.3631
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            93.00                  7.4869         7.9910         8.3814          8.9959         9.5133         10.0570
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            93.50                  7.3838         7.8488         8.2087          8.7752         9.2521          9.7530
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            94.00                  7.2814         7.7075         8.0372          8.5559         8.9926          9.4512
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            94.50                  7.1797         7.5671         7.8668          8.3382         8.7349          9.1515
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            95.00                  7.0787         7.4277         7.6975          8.1219         8.4790          8.8538
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            95.50                  6.9783         7.2891         7.5293          7.9071         8.2248          8.5583
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            96.00                  6.8787         7.1515         7.3622          7.6936         7.9723          8.2647
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            96.50                  6.7797         7.0147         7.1962          7.4816         7.7216          7.9732
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            97.00                  6.6814         6.8788         7.0313          7.2710         7.4724          7.6837
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            97.50                  6.5837         6.7438         6.8674          7.0617         7.2250          7.3962
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            98.00                  6.4866         6.6097         6.7046          6.8538         6.9792          7.1106
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            98.50                  6.3902         6.4764         6.5428          6.6472         6.7350          6.8269
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            99.00                  6.2944         6.3439         6.3821          6.4420         6.4923          6.5451
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            99.50                  6.1992         6.2123         6.2223          6.2381         6.2513          6.2652
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            100.00                 6.1047         6.0814         6.0635          6.0354         6.0118          5.9871
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            100.50                 6.0107         5.9514         5.9058          5.8341         5.7739          5.7109
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            101.00                 5.9173         5.8222         5.7490          5.6340         5.5375          5.4365
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            101.50                 5.8246         5.6938         5.5931          5.4351         5.3026          5.1638
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            102.00                 5.7324         5.5661         5.4383          5.2375         5.0692          4.8930
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            102.50                 5.6407         5.4393         5.2843          5.0411         4.8372          4.6239
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            103.00                 5.5497         5.3131         5.1313          4.8459         4.6067          4.3565
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            103.50                 5.4592         5.1878         4.9792          4.6519         4.3777          4.0908
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            104.00                 5.3692         5.0632         4.8280          4.4591         4.1500          3.8268
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            104.50                 5.2799         4.9393         4.6778          4.2675         3.9238          3.5645
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            105.00                 5.1910         4.8162         4.5284          4.0770         3.6990          3.3038
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            105.50                 5.1027         4.6938         4.3799          3.8877         3.4755          3.0448
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            106.00                 5.0149         4.5721         4.2323          3.6995         3.2534          2.7873
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            106.50                 4.9277         4.4511         4.0855          3.5124         3.0326          2.5315
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            107.00                 4.8409         4.3308         3.9396          3.3264         2.8132          2.2773
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.